UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2022

Liberty Resources Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40883	86-3485220
(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Suite 500

Miami, Florida 33130

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 1-305-809-7217

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	LIBYU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	LIBY	The Nasdaq Stock Market LLC
Redeemable Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	LIBYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Additional Exhibits to Business Combination Agreement

As previously disclosed, on December 22, 2022, Liberty Resources Acquisition Corp., a Delaware corporation (“Liberty”) entered into a definitive Business Combination Agreement effective December 15, 2022 (the “Agreement”) with Liberty Onshore Energy B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“PubCo”), Liberty Onshore Resources B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid (“HoldCo”), LIBY Merger Sub LLC, a Delaware limited liability company (“Merger Sub”), and Markmore Energy (Labuan) Limited (“Markmore”). Liberty, PubCo, and Markmore are collectively referred to herein as the “Parties” and individually as a “Party.” Liberty Fields, LLC, a Delaware limited liability company, is referred to herein as the “Sponsor.” Terms used but not defined herein have shall have the meanings ascribed to them in the Agreement.

Pursuant to Section 4.01 of the Agreement, on December 30, 2022, the applicable parties entered into (i) a support agreement with Markmore (the “Markmore Support Agreement”) and (ii) a support agreement with the Sponsor (the “Sponsor Support Agreement”).

Markmore Support Agreement

In connection with entry into the Agreement, the Parties entered into a voting agreement pursuant to which Markmore, in its capacity as the sole shareholder of PubCo prior to the Share Exchange and controlling shareholder of PubCo following the Share Exchange, in each case as applicable, has agreed to (a) approve by written resolution all of its Markmore Shares in favor of the approval of the Share Exchange; (b) execute such documents or certificates evidencing such agreement as Liberty may reasonably request in connection therewith, and to approve at PubCo’s general meeting for the PubCo Reorganization, and the Merger; (c) to vote and to cause PubCo to vote (in PubCo’s capacity as the controlling equity interest holder in HoldCo and Merger Sub), in favor of the Share Exchange and Merger, respectively, and any other matter reasonably necessary to the consummation of the transactions contemplated by the Agreement and considered and voted upon by the interest holders of Markmore, PubCo, Holdco, Markmore Central Asia B.V. (“MCA”), Markmore Onshore B.V. (“MO”), or Merger Sub; and (d) cause each of the Markmore Shareholders to execute and deliver a Lock-Up Agreement to PubCo in accordance with the Agreement.

Sponsor Support Agreement

In connection with entry into the Agreement, Sponsor entered into a voting agreement with the Parties pursuant to which Sponsor has agreed to execute such documents or certificates evidencing such agreement as Liberty and/or Markmore may reasonably request in connection therewith to vote at the Sponsor Special Meeting and any meeting of the equity interest holders of Sponsor, and in any action by written consent of the equity interest holders of Sponsor, to approve the Agreement, all of the shares (a) in favor of the approval and adoption of the Agreement, the transactions contemplated by the Agreement and the Agreement, (b) in favor of any other matter reasonably necessary to the consummation of the transactions contemplated by the Agreement and considered and voted upon by the equity interest holders of Sponsor, (c) for the appointment, and designation of classes, of the members of the board of directors and (d) against any action, agreement or transaction (other than the Agreement or the transactions contemplated thereby) or proposal that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Sponsor under the Agreement or that would reasonably be expected to result in the failure of the transactions contemplated by the Agreement from being consummated.

The foregoing descriptions of the Markmore Support Agreement and the Sponsor Support Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the form of the Markmore Support Agreement and the Sponsor Support Agreement, copies of which are filed herewith as Exhibits 10.1 and 10.2, respectively.

Additional Information and Where to Find It

In connection with the proposed Transaction, Liberty intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Current Report on Form 8-K announcing the entry into the definitive business combination agreement for the Transaction, a registration statement on Form F-4, which will include a proxy statement/prospectus of Liberty, and other documents regarding the proposed Transaction. Liberty’s stockholders and other interested persons are advised to read, when available, the Current Report on Form 8-K, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Transaction, as these materials will contain important information about Caspi, Liberty, and the proposed Transaction. Promptly after the Form F-4 is declared effective by the SEC, Liberty will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the meeting relating to the approval of the business combination and other proposals set forth in the proxy statement/prospectus. Before making any voting or investment decision, investors and stockholders of Liberty are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed Transaction. The documents filed by Liberty with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov, (Commission File No: 001-40883), or by directing a request to Liberty Resources Acquisition Corp., 78 SW 7th Street, Suite 500, Miami, Florida 33130.

Participants in the Solicitation

Liberty and its directors and executive officers may be deemed participants in the solicitation of proxies from its stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Liberty will be included in the proxy statement/prospectus for the proposed business combination when available at www.sec.gov. Information about Liberty’s directors and executive officers and their ownership of Liberty common stock is set forth in Liberty’s prospectus, dated November 3, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the proxy statement/prospectus pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the source indicated above.

Caspi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Liberty in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the proposed business combination.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Markmore Support Agreement dated, as of December 30, 2022, by and among Liberty Resources Acquisition Corp., Liberty Onshore Energy B.V., and Markmore Energy (Labuan) Limited

10.2	Sponsor Support Agreement, dated as of December 30, 2022, by and among Liberty Resources Acquisition Corp., Liberty Onshore Energy B.V., Markmore Energy (Labuan) Limited, and Liberty Fields, LLC

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY RESOURCES ACQUISITION CORP.

Date: December 30, 2022	By:	/s/ Dato’ Maznah Binti Abdul Jalil
Dato’ Maznah Binti Abdul Jalil
Chief Executive Officer